To Whom It May Concern:

Solidifi Title & Closing, LLC ("Solidifi") was engaged by Great Ajax Operating Partnership L.P. (“Client”) as diligence agent to provide updated Tax, Municipal and Homeowner Association (“HOA”) lien review for a population of 864 residential mortgage loans (the “Subject Loans”). Solidifi, in order to provide said reports, updated a prior title report with a detailed land records search on each asset to obtain all of the following information as it pertains to each asset pledged as security:

•	Property Tax Information

•	Recorded Municipal Lien Information

•	Recorded HOA Lien Information

Client was provided a summary of all aforementioned information, recorded copies of all pertinent documents, and an Excel data file with all applicable data output information.

Solidifi completed a review of the updated title reports relating to each of the Subject Loans to identify potential municipal and HOA liens/judgments that may exist and adversely impact each mortgage loan’s first lien status, as well as liens/judgments recorded post-origination. Based upon our review, all mortgages underlying the Subject Loans are is in first lien position, except as noted below:

a.	114 mortgage loans have reported delinquent taxes. Solidifi reviewed the tax assessor/collector information for tax delinquencies. The total dollar amount of the delinquent taxes is $336,927.95.

b.	18 mortgage loans for which potentially superior, municipal liens were found of record. The total dollar amount of the recorded municipal liens is $21,970.35.

c.	9 mortgage loans for which potentially superior, HOA liens were found of record. The total dollar amount of the recorded HOA liens is $61,175.73.

Thank You,

Solidifi Title & Closing, LLC

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